Morgan Stanley Variable Investment Series - Income Plus Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: Sabmiller Holdings Inc. 3.750% due 1/15/2022 Purchase/Trade Date: 1/10/12
Offering Price of Shares: $99.522
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund:  0.022
Percentage of Fund's Total Assets: 0.28
Brokers: Barclays Capital, BofA Merrill Lynch, JP Morgan, Morgan Stanley, BBVA, Citigroup, Mitsubishi UFJ Securities, Mizuho Securities, RBS, Santander Global Banking and Markets
Purchased from: Merrill Lynch

Securities Purchased: Sabmiller Holdings Inc. 4.950% due 1/15/2042 Purchase/Trade Date: 1/10/12
Offering Price of Shares: $99.335
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $305,000
Percentage of Offering Purchased by Fund:  0.020
Percentage of Fund's Total Assets: 0.16
Brokers: Barclays Capital, BofA Merrill Lynch, JP Morgan, Morgan Stanley, BBVA, Citigroup, Mitsubishi UFJ Securities, Mizuho Securities, RBS, Santander Global Banking and Markets
Purchased from: Barclays Capital

Securities Purchased: Valspar Corp. 4.200% due 1/15/2022
Purchase/Trade Date: 1/10/12
Offering Price of Shares: $99.854
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $335,000
Percentage of Offering Purchased by Fund: 0.084
Percentage of Fund's Total Assets: 0.17
Brokers: Deutsche Bank Securities, Mitsubishi UFJ Securities, US Bancorp, BofA Merrill Lynch, Goldman, Sachs & Co., Wells Fargo Securities, ANZ Securities, PNC Capital Markets LLC, ING, Lloyds Securities, Comerica Securities, HSBC
Purchased from: Deutsche Bank Securities

Securities Purchased: Rabobank Nederland 3.375% due 1/19/2017
Purchase/Trade Date: 1/11/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $545,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 0.28
Brokers: Barclays Capital Inc., Credit Suisse Securities (SA) LLC; Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Barclays Capital

Securities Purchased: ABN Amro Bank NV 4.250% due 2/2/2017
Purchase/Trade Date: 1/30/2012
Offering Price of Shares: $99.902
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $630,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Fund's Total Assets: 0.32
Brokers: Barclays Capital Inc., BNP Paribas Securities Corp., JP Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC
Purchased from: JP Morgan

Securities Purchased: McDonald's Corp. 2.625% due 1/15/2022
Purchase/Trade Date: 2/2/2012
Offering Price of Shares: $102.531
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $1,450,000
Percentage of Offering Purchased by Fund: 0.580%
Percentage of Fund's Total Assets: 0.75
Brokers: Citigroup Global Capital Markets Inc., JP Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc.,
ANZ Securities, Inc., BNP Paribas Securities Corp., CastleOak Securities, L.P., Goldman, Sachs & Co., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Rabo Securities USA, Inc., RBC Capital Markets, LLC, SG Americas Securities, LLC, Standard Chartered Bank, SunTrust Robinson Humphrey, Inc., The Williams Capital Group, L.P., UniCredit Capital Markets LLC, U.S. Bancorp Investments, Inc., Wells Fargo Securities LLC
Purchased from: JP Morgan

Securities Purchased: Aristotle Holding Inc., 2.650% due 2/15/2017 Purchase/Trade Date: 2/6/12
Offering Price of Shares: $99.025
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $565,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Fund's Total Assets: 0.28
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, RBS, BofA Merrill Lynch, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, Scotiabank, SMBC Nikko, SunTrust Robinson Humphrey, Wells Fargo Securities
Purchased from: Credit Suisse Securities

Securities Purchased: BMC Software Inc. 4.250% due 2/15/2022
Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.468
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.13
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan, Barclays Capital, RBC Capital Markets, RBS, Wells Fargo Securities, Credit Suisse, Morgan Stanley, Citigroup
Purchased from: Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 2.150% due 3/1/2017 Purchase/Trade Date: 2/8/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund:  0.027
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander,
US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from:  Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 3.550% due 3/1/2022 Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.747
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $405,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.20
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander,
US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from: JP Morgan

Securities Purchased: Ally Financial Inc. 5.500% due 2/15/2017
Purchase/Trade Date: 2/9/12
Offering Price of Shares: $98.926
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $650,000
Percentage of Offering Purchased by Fund: 0.065
Percentage of Fund's Total Assets: 0.32
Brokers: Barclays Capital, Citigroup, Goldman, Sachs & Co., Morgan Stanley, Deutsche Bank Securities, Lloyds Securities, RBC Capital Markets, Scotiabank, CL King & Associates, MFR Securities
Purchased from:  Barclays Capital

Securities Purchased: Chesapeake Energy Corp. 6.775% due 3/15/2019 Purchase/Trade Date: 2/13/12
Offering Price of Shares: $98.750
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $825,000
Percentage of Offering Purchased by Fund: 0.063
Percentage of Fund's Total Assets:  0.41
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, RBS, Barclays Capital, Citigroup, Comerica Securities, Credit Agricole CIB, Credit Suisse, DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, Natixis, Scotiabank, UBS Investment Bank, Wells Fargo Securities, Lloyds Securities, Macquarie Capital, Nomura, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey, TD Securities
Purchased from: Merrill Lynch

Securities Purchased: Boston Gas Company Inc. 4.487% due 2/15/2042 Purchase/Trade Date: 2/14/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $775,000
Percentage of Offering Purchased by Fund: 0.155
Percentage of Fund's Total Assets: 0.39
Brokers: Citigroup, HSBC, UBS Investment Bank, BBVA, Mitsubishi UFJ Securities, BNY Mellon Capital Markets, LLC, Credit Suisse, Lloyds Securities, Mizuho Securities, nabSecurities, LLC, RBS, UniCredit
Purchased from: UBS AG

Securities Purchased: Total Capital International SA 2.875% due 2/17/2022 Purchase/Trade Date: 2/14/12
Offering Price of Shares: $99.948
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $675,000
Percentage of Offering Purchased by Fund: 0.068
Percentage of Fund's Total Assets:  0.34
Brokers: BofA Merrill Lynch, Credit Suisse, Morgan Stanley
Purchased from: Credit Suisse Securities

Securities Purchased: Corning Inc. 4.750% due 3/15/2042
Purchase/Trade Date: 2/15/12
Offering Price of Shares: $99.853
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets:  0.10
Brokers: JP Morgan, Wells Fargo Securities, Deutsche Bank Securities, BofA Merrill Lynch, Citigroup, Mitsubishi UFJ Securities
Purchased from: JP Morgan

Securities Purchased: American Honda Finance Corporation 2.125% due 2/28/2017 Purchase/Trade Date: 2/21/12
Offering Price of Shares: $99.995
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.067
Percentage of Fund's Total Assets:  0.26
Brokers: Barclays Capital, JP Morgan Securities LLC, RBS Securities Inc.,
BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., SMBC Nikko Capital Markets Limited
Purchased from: JP Morgan

Securities Purchased: Alexandria Real Estate EQ Inc. 4.600% due 4/1/2022 Purchase/Trade Date: 2/22/2012
Offering Price of Shares: $99.995
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $475,000
Percentage of Offering Purchased by Fund: 0.086
Percentage of Fund's Total Assets: 0.24
Brokers: Goldman, Sachs & Co., JP Morgan, Citigroup, BofA Merrill Lynch, Mitsubishi UFJ Securities, RBC Capital Markets, RBS, Scotiabank, Barclays Capital, Credit Suisse, Morgan Keegan, BB&T Capital Markets, BNY Mellon Capital Markets, LLC, JMP Securities, Keefe, Bruyette & Woods, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: Goldman Sachs

Securities Purchased: Wyndham Worldwide Corp. 4.250% due 3/1/2022
Purchase/Trade Date: 2/27/12
Offering Price of Shares: $99.807
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $780,000
Percentage of Offering Purchased by Fund: 0.156
Percentage of Fund's Total Assets: 0.40
Brokers: JP Morgan, Goldman, Sachs & Co., Credit Suisse, Mitsubishi UFJ Securities, Scotiabank, US Bancorp, Wells Fargo Securities, nabSecurities, LLC, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: JP Morgan


Securities Purchased: Burlington Northern Santa Fe LLC 3.050% due 3/15/2022 Purchase/Trade Date: 2/28/12
Offering Price of Shares: $99.750
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $1,000,000
Percentage of Offering Purchased by Fund:  0.160
Percentage of Fund's Total Assets: 0.51
Brokers: JP Morgan, Morgan Stanley, Wells Fargo Securities, BMO Capital Markets, US Bancorp
Purchased from: Wells Fargo

Securities Purchased: Centurylink Inc. 5.800% due 3/15/2022
Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.842
Total Amount of Offering: $1,400,000,000
Amount Purchased by Fund: $470,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.24
Brokers: Barclays Capital, JP Morgan, Morgan Stanley, RBC Capital Markets, Mizuho Securities, US Bancorp, SunTrust Robinson Humphrey, Fifth Third Securities, Inc., Morgan Keegan
Purchased from:  JP Morgan

Securities Purchased: DirectTV Holdings LLC 3.800% due 3/15/2022
Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.958
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $925,000
Percentage of Offering Purchased by Fund: 0.062
Percentage of Fund's Total Assets: 0.47
Brokers: BofA Merrill Lynch, RBS, Deutsche Bank Securities, Goldman, Sachs
& Co., Morgan Stanley, Barclays Capital, Citigroup, Credit Suisse, JP Morgan, UBS Investment Bank, Santander, BBVA, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, HSBS, Lloyds Securities, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased: Koninklijke Philips Electronics 3.750% due 3/15/2022 Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.545
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $700,000
Percentage of Offering Purchased by Fund: 0.070
Percentage of Fund's Total Assets: 0.36
Brokers: Deutsche Bank Securities, HSBC, JP Morgan, BofA Merrill Lynch, Credit Suisse, BNP Paribas, Citi, ING, Mitsubishi UFJ Securities, Mizuho Securities, Rabo Securities, RBS, Santander, Societe Generale, Standard Chartered Bank
Purchased from: Deutsche Bank Securities

Securities Purchased: Wynn Las Vegas 5.375% due 3/15/2022
Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.056
Percentage of Fund's Total Assets: 0.26
Brokers: Deutsche Bank Securities, BofA Merrill Lynch, JP Morgan, BNP Paribas, Morgan Stanley, RBS, UBS Investment Bank
Purchased from: Deutsche Bank Securities

Securities Purchased: American Tower Corp. 4.700% due 3/15/2022
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.810
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund:  0.064
Percentage of Fund's Total Assets: 0.23
Brokers: Citigroup, JP Morgan, Mizuho Securities, Morgan Stanley, TD Securities, Barclays Capital, Goldman, Sachs & Co., RBC Capital Markets, RBS, BofA Merrill Lynch, Credit Suisse, Santander
Purchased from:  JP Morgan

Securities Purchased: Phillips 66 4.300% due 4/1/2022
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.763
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.17
Brokers: Citigroup, Credit Suisse, JP Morgan, RBS, BofA Merrill Lynch, DNB Markets, Mitsubishi UFJ Securities, RBC Capital Markets, BNP Paribas, Deutsche Bank Securities, Lloyds Securities, Mizuho Securities, PNC Capital Markets LLC, Scotiabank, SMBC Nikko
Purchased from: JP Morgan

Securities Purchased: URS Corp. 3.850% due 4/1/2017
Purchase/Trade Date: 3/8/12
Offering Price of Shares: $99.862
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $975,000
Percentage of Offering Purchased by Fund: 0.244
Percentage of Fund's Total Assets: 0.50
Brokers: BofA Merrill Lynch, Citigroup, Morgan Stanley, Wells Fargo Securities, Barclays Capital, BNP Paribas, HSBC, Mizuho Securities, RBS, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased: Volkswagen International Finance NV 2.375% due 3/22/2017 Purchase/Trade Date: 3/19/2012
Offering Price of Shares: $99.355
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $565,000
Percentage of Offering Purchased by Fund: 0.057
Percentage of Fund's Total Assets: 0.29
Brokers: BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., Morgan Stanley Purchased from: Merrill Lynch

Securities Purchased: DNB Bank ASA 3.200% due 4/3/2017
Purchase/Trade Date: 3/26/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $990,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.51
Brokers: Barclays, Bank of America Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Goldman Sachs

Securities Purchased: Lyondellbasell Industries NV 5.000% due 4/15/19 Purchase/Trade Date: 3/26/12
Offering Price of Shares: $100.000
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Citigroup, Credit Suisse, Deutsche Bank Securities, HSBC, ING, Morgan Stanley, Scotiabank, UniCredit, Wells Fargo Securities, Mizuho Securities Purchased from: Merrill Lynch

Securities Purchased: HSBC Holdings PLC 4.000% due 3/30/2022
Purchase/Trade Date: 3/27/2012
Offering Price of Shares: $99.348
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $1,220,000
Percentage of Offering Purchased by Fund: 0.061
Percentage of Fund's Total Assets: 0.62
Brokers: HSBC Securities (USA) Inc., ABN AMRO Bank N.V., ANZ Securities, Inc., BMO Capital Markets Corp., CIBC World Markets Corp., Citigroup Global Markets Inc., Comerica Securities Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Danske Markets, Inc., Goldman, Sachs & Co., ING Financial Markets LLC, Lloyds Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, nabSecurities, LLC, RBC Capital Markets LLC, RBS Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., SG Americas Securities, LLC, SunTrust Robinson Humphrey, Inc., The Williams Capital Group, L.P., UBS Securities LLC, UniCredit Capital Markets LLC, Wells Fargo Securities, LLC
Purchased from: HSBC Securities

Securities Purchased: Svenska Handelsbanken AB 2.875% due 4/4/2017 Purchase/Trade Date: 3/28/12
Offering Price of Shares: $99.908
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $650,000
Percentage of Offering Purchased by Fund: 0.052
Percentage of Fund's Total Assets: 0.33
Brokers: Citigroup Global Markets Inc., Goldman, Sachs & Co., JP Morgan Securities LLC, Morgan Stanley & Co. LLC
Purchased from: JP Morgan

Securities Purchased: Barrick Gold Corp. 3.850% due 4/5/2022
Purchase/Trade Date: 3/29/12
Offering Price of Shares: $99.943
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $540,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets: 0.28
Brokers: Citigroup, JP Morgan, Morgan Stanley, RBC Capital Markets, BMO Capital Markets, CIBC, HSBC, Scotiabank, TD Securities, UBS Investment Bank, Barclays, BNP Paribas, Deutsche Bank Securities, Goldman, Sachs & Co.,
BofA Merrill Lynch, RBS
Purchased from: JP Morgan

Securities Purchased: Weatherford International Ltd. 4.500% due 4/15/2022 Purchase/Trade Date: 3/30/12
Offering Price of Shares: $99.855
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: 0.073
Percentage of Fund's Total Assets: 0.28
Brokers: JP Morgan, Morgan Stanley, Citigroup, Deutsche Bank Securities,
UBS Investment Bank, Goldman, Sachs & Co., Wells Fargo Securities, Credit Agricole CIB, DNB Markets, RBC Capital Markets, RBS, Mitsubishi UFJ Securities, Barclays, SunTrust Robinson Humphrey, Standard Chartered Bank, UniCredit Capital Markets, HSBC
Purchased from: JP Morgan

Securities Purchased: Mack-Cali Realty LP 4.500% due 4/18/2022
Purchase/Trade Date: 4/10/12
Offering Price of Shares: $99.801
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund:  0.167
Percentage of Fund's Total Assets: 0.26
Brokers:  BofA Merrill Lynch, Citigroup, JP Morgan, BB&T Capital Markets,
BNY Mellon Capital Markets, LLC, Capital One Southcoast, Comerica Securities, Deutsche Bank Securities, Mitsubishi UFJ Securities, PNC Capital Markets LLC, RBS, SunTrust Robinson Humphrey, TD Securities, US Bancorp, Wells Fargo Purchased from: JP Morgan

Securities Purchased: Inversiones CMPC SA 4.500% due 4/25/2022
Purchase/Trade Date: 4/18/12
Offering Price of Shares: $98.906
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $384,000
Percentage of Offering Purchased by Fund: 0.077
Percentage of Fund's Total Assets: 0.20
Brokers: BofA Merrill Lynch, HSBC, JP Morgan, Mitsubishi UFJ Securities Purchased from: JP Morgan

Securities Purchased: Omnicom GRP Inc. 3.625% due 5/1/2022
Purchase/Trade Date: 4/18/12
Offering Price of Shares: $99.567
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $340,000
Percentage of Offering Purchased by Fund:  0.045
Percentage of Fund's Total Assets: 0.18
Brokers: BofA Merrill Lynch, HSBC, Citigroup, JP Morgan, Wells Fargo Securities, BNP Paribas, Mitsubishi UFJ Securities, Deutsche Bank Securities, Moelis & Company, Banca IMI, Barclays, Mizuho Securities, SMBC Nikko, US Bancorp, ANZ Securities, Danske Markets, ING, The Williams Capital Group, L.P. Purchased from: JP Morgan

Securities Purchased: Altera Corp. 1.750% due 5/15/2017
Purchase/Trade Date: 5/1/2012
Offering Price of Shares: $99.847
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $295,000
Percentage of Offering Purchased by Fund: 0.059
Percentage of Fund's Total Assets: 0.15
Brokers: BofA Merrill Lynch, JP Morgan, Morgan Stanley, Citigroup, US Bancorp, The Williams Capital Group, LP
Purchased from: Merrill Lynch

Securities Purchased: CIT Group Inc. 5.00% due 5/15/2017
Purchase/Trade Date: 5/1/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $260,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.14
Brokers: BofA Merrill Lynch, Barclays, Credit Suisse, Morgan Stanley, UBS Investment Bank
Purchased from: Merrill Lynch

Securities Purchased: BP Capital Markets PLC 3.245% due 5/6/2022
Purchase/Trade Date: 5/2/12
Offering Price of Shares: $100.000
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $775,000
Percentage of Offering Purchased by Fund: 0.044
Percentage of Fund's Total Assets: 0.40
Brokers: Credit Suisse, Mizuho Securities, Morgan Stanley, RBS, UBS Investment Bank
Purchased from: Credit Suisse Securities

Securities Purchased: ABB Finance BV 2.875% due 5/8/2022
Purchase/Trade Date: 5/3/12
Offering Price of Shares: $97.833
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $415,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.21
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley, Barclays, BNP Paribas, Citigroup, Credit Suisse, HSBC, JP Morgna, NORDEA, UBS Investment Bank, SEB, Hadelsbanken Capital Markets, Societe Generale,
Credit Agricole CIB, RBS
Purchased from: Goldman Sachs

Securities Purchased: Diageo Capital plc 2.875% due 5/11/2022
Purchase/Trade Date: 5/8/2012
Offering Price of Shares: $99.638
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $875,000
Percentage of Offering Purchased by Fund: 0.088
Percentage of Fund's Total Assets: 0.45
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Deutsche Bank Securities

Securities Purchased: Amgen Inc. 2.125% due 5/15/2017
Purchase/Trade Date: 5/10/12
Offering Price of Shares: $99.821
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $1,415,000
Percentage of Offering Purchased by Fund: 0.113
Percentage of Fund's Total Assets: 0.74
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co., JP Morgan, Morgan Stanley, UBS Investment Bank, Barclays, Citigroup, Credit Suisse, Deutsche Bank Securities, Mitsubishi UFJ Securities, HSBC, SMBC Nikko, Wells Fargo Securities
Purchased from: JP Morgan

Securities Purchased: Discovery Communications Inc. 3.300% due 5/15/2022 Purchase/Trade Date: 5/10/12
Offering Price of Shares: $99.167
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.090
Percentage of Fund's Total Assets: 0.23
Brokers: BofA Merrill Lynch, JP Morgan, RBS, Citigroup, Credit Suisse, BNP Paribas, Credit Agricole CIB, Goldman, Sachs & Co., Morgan Stanley, RBC Capital Markets, Scotiabank, SunTrust Robinson Humphrey, Wells Fargo Securities
Purchased from: JP Morgan

Securities Purchased: Republic Services Inc. 3.550% due 6/1/22
Purchase/Trade Date: 5/14/12
Offering Price of Shares: $99.723
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.059
Percentage of Fund's Total Assets: 0.26
Brokers: Deutsche Bank Securities, Wells Fargo Securities, Mitsubishi UFJ Securities, RBC Capital Markets, Banca IMI, Goldman, Sachs & Co., SMBC Nikko Purchased from: Wells Fargo

Securities Purchased: Murphy Oil Corp. 4.000% due 6/1/2022
Purchase/Trade Date: 5/15/12
Offering Price of Shares: $99.786
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $310,000
Percentage of Offering Purchased by Fund: 0.062
Percentage of Fund's Total Assets: 0.16
Brokers: JP Morgan, Wells Fargo Securities, BofA Merrill Lynch, DNB Markets, Citigroup, Deutsche Bank Securities, Mitsubishi UFJ Securities, Raymond James Morgan Keegan
Purchased from: JP Morgan

Securities Purchased: Cardinal Health Inc. 1.900% due 6/15/17
Purchase/Trade Date: 5/16/12
Offering Price of Shares: $99.831
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $510,000
Percentage of Offering Purchased by Fund: 0.204
Percentage of Fund's Total Assets: 0.26
Brokers: JP Morgan Securities LLC, Merrill Lynch, Piece, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Credit Agricole Securities (USA) Inc., PNC Capital Markets LLC, The Huntington Investment Company, US Bancorp Investments, Inc.
Purchased from: JP Morgan

Securities Purchased: United Technologies Corporation 4.500% due 6/1/42 Purchase/Trade Date: 5/24/12
Offering Price of Shares: $98.767
Total Amount of Offering: $3,500,000,000
Amount Purchased by Fund: $525,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.27
Brokers: BofA Merrill Lynch, HSBC, JP Morgan, BNP Paribas, Citigroup, Deutsche Bank Securities, Goldman, Sachs & Co., RBS
Purchased from: HSBC Securities

Securities Purchased: Eastman Chemical Company 3.600% due 8/15/2022 Purchase/Trade Date: 5/29/12
Offering Price of Shares: $99.224
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.23
Brokers: Barclays, Citigroup, JP Morgan, BofA Merrill Lynch, , Morgan
Stanley, RBS
Purchased from: JP Morgan

Securities Purchased: Kraft Foods Group Inc. 5.000% due 6/4/42
Purchase/Trade Date: 5/30/12
Offering Price of Shares: $99.293
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.16
Brokers: Barclays, Citigroup, Goldman, Sachs & Col., JP Morgan, RBS, Credit Suisse, Deutsche Bank Securities, HSBC, Wells Fargo Securities, BBVA Securities, BNP Paribas, BofA Merrill Lynch, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital Markets, UBS Investment Bank, US Bancorp, Blaylock Robert Van, LLC, The Williams Capital Group L.P. Purchased from: Barclays Capital

Securities Purchased: Boston Properties LP 3.850% due 2/1/23
Purchase/Trade Date: 5/31/12
Offering Price of Shares: $99.779
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $675,000
Percentage of Offering Purchased by Fund: 0.068
Percentage of Fund's Total Assets: 0.35
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan, Morgan Stanley, Deutsche Bank Securities, Wells Fargo Securities, BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities, RBS, SunTrust Robinson Humphrey, TD Securities, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased: Deere & Co. 3.900% due 6/5/42
Purchase/Trade Date: 6/5/12
Offering Price of Shares: $99.265
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $630,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.33
Brokers: BofA Merrill Lynch, Citigroup, Deutsche Bank Securities, JP Morgan, Barclays, HSBC, Credit Suisse, Mitsubishi UFJ Securities, Goldman, Sachs & Co., RBC Capital Markets, BNP Paribas, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Morgan Stanley, Santander, Standard Chartered Bank, TD Securities, US Bancorp, Wells Fargo Securities
Purchased from: Merrill Lynch

Securities Purchased: Pioneer Natural Resources Company 3.950% due 7/15/22 Purchase/Trade Date: 6/21/12
Offering Price of Shares: $99.440
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Fund's Total Assets: 0.23
Brokers: Citigroup, Deutsche Bank Securities, Credit Suisse, UBS Investment Bank, Wells Fargo Securities, BofA Merrill Lynch, JP Morgan, Credit Agricole CIB, Goldman, Sachs & Co, Mitsubishi UFJ Securities, RBS
Purchased from: Deutsche Bank Securities

Securities Purchased: Comcast Corp. 4.650% due 7/15/42
Purchase/Trade Date: 6/26/12
Offering Price of Shares: $99.918
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Fund's Total Assets: 0.16
Brokers: BNP Paribas Securities Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities, Goldman, Sachs & Co., JP Morgan Securities LLC, Lloyds Securities Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, RBS Securities Inc., Sumitomo Finance International Plc, SunTrust Robinson Humphrey, Inc., UBS Securities LLC, Santander Investment Securities Inc., US Bancorp Investments, Inc., DnB NOR Markets, Inc., PNC Capital Markets LLC, TD Securities (USA) LLC, Gleacher & Company Securities, Inc., Loop Capital Markets, LLC, The Williams Capital Group, LP, Drexel Hamilton, LLC, MFR Securities, Inc., Samuel A. Ramirez & Co., Inc. Purchased from: Wells Fargo

Securities Purchased: Experian Finance plc 2.375% due 6/15/17
Purchase/Trade Date: 6/26/12
Offering Price of Shares: $99.551
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $645,000
Percentage of Offering Purchased by Fund: 0.108
Percentage of Fund's Total Assets: 0.33
Brokers: BofA Merrill Lynch, RBS, Mitsubishi UFJ Securities, Societe Generale, Barclays, BNP Paribas, Credit Agricole CIB, ING, Mizuho Securities, Santander, UBS Securities LLC, Wells Fargo Securities, LLC
Purchased from: Merrill Lynch